MUNIHOLDINGS
                                                       CALIFORNIA
                                                       INSURED
                                                       FUND V, INC.

                               [GRAPHIC OMITTED]

                                   STRATEGIC
                                             Performance

                                                       Semi-Annual Report
                                                       November 30, 2000

MuniHoldings California Insured Fund V, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund V, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                 MuniHoldings California Insured Fund V, Inc., November 30, 2000

DEAR SHAREHOLDER

For the six-month period ended November 30, 2000, MuniHoldings California Insured Fund V, Inc. earned $0.421 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.52%, based on a month-end net asset value of $15.23 per share. Over the same period, the Fund's total investment return was +15.86%, based on a change in per share net asset value from $13.55 to $15.23, and assuming reinvestment of $0.426 per share income dividends.

For the six months ended November 30, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.36%.

The Municipal Market Environment

During the six-month period ended November 30, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Revised third-quarter 2000 US gross domestic product growth was 2.4%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggested to some analysts that the Federal Reserve Board was finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has kept monetary policy steady at its subsequent meetings. (After the close of the period, the Federal Reserve Board cut interest rates by 0.50%.) Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%.

However, during September and early October, bond prices were unable to maintain their earlier gains. Rising oil prices were the major impetus, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25% - 8.50% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. By early October 2000, US Treasury bond yields had risen to 5.90%.

Declining oil prices and, more importantly, a dramatic decline in US equity prices, particularly among NASDAQ issues, allowed the bond rally to resume in late October. Bond yields declined for the remainder of the period as further evidence of a moderating domestic economy were released. In particular, labor conditions appeared to have loosened as weekly unemployment claims rose consistently during the month. A further series of significant declines on various US equity exchanges also caused bond prices to rise. By November 30, 2000, US Treasury bond yields declined to 5.61%, their lowest level for the year.

The six-month period ended November 30, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar, seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of November 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 45 basis points to end the period at 5.74%.

New long-term tax-exempt issuance has continued to decline, although in recent months the rate of this decline has slowed. Over the past three months, more than $50 billion in new long-term municipal bonds was issued, a decline of 8.5% compared to the same three-month period in 1999. During the last six months, approximately $106 billion in tax-exempt bonds was issued, representing a similar decline of 8.5%. Approximately $195 billion in new municipal securities was issued during the last 12 months, a decline of 16% compared to the same 12-month period in 1999. This reduction in tax-exempt bond issuance helped provide a solid technical support for the municipal bond market.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies have remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year. Recently, research analysts suggested that issuance in 2001 is likely to be in the $200 billion range, which implies that next year's issuance is unlikely to exert any significant pressure on the tax-exempt bond market.

However, the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by President-elect Bush have obvious implications for state and local governments as well as for corporate and individual taxpayers. Recent congressional elections resulted in very narrow majorities in both the House and the Senate, making significant legislative changes difficult in the coming session. Political history has shown that the enactment of campaign promises, Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will likely have greater impact upon bond yields than political considerations.

Portfolio Strategy

For the six-month period ended November 30, 2000, we kept the Fund fully invested to seek to deliver a high level of tax-exempt income to our shareholders. Since the Fund's inception on July 23, 1999, we have kept the Fund aggressively structured. This structure generated better performance as tax-exempt bond yields declined and asset valuations rose. However, in recent months, our main portfolio strategy has been to gradually adopt a more neutral market position. Recently, the proceeds from the sale of lower-rated issues were used to structure the Fund with higher-couponed securities, with maturities of 15 years -- 20 years, which were available in the new-issue market at attractive price levels. These securities captured approximately 95% of the yield available in the entire yield curve and exhibited considerably less price volatility than longer maturity issues.

The credit quality of the Fund has remained a primary concern. We purposely underutilized the portion of the Fund that can be committed to uninsured securities. This strategy helped enhance recent performance as credit spreads widened, negatively affecting the value of many lower-rated issues.

Looking forward, we expect to continue to restructure the Fund to limit any net asset volatility and remain fully invested as we seek to enhance shareholder income. The strong technical position of the California short-term tax-exempt market has fostered a positively sloped yield curve, generating a very significant income benefit to the Fund's Common Stock shareholder from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


                                  Pages 2 & 3

                 MuniHoldings California Insured Fund V, Inc., November 30, 2000

In Conclusion

On September 7, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings California Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniHoldings California Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by Fund Asset Management, L.P.

We appreciate your investment in MuniHoldings California Insured Fund V, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

January 5, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P     Moody's   Face
STATE                  Ratings  Ratings  Amount    Issue                                                                      Value
===================================================================================================================================
California--93.0%      AAA      Aaa      $ 1,000    ABAG Finance Authority for Nonprofit Corporations,
                                                    California, COP (Children's Hospital Medical Center), 6%
                                                    due 12/01/2029 (a)                                                     $  1,060
                       ------------------------------------------------------------------------------------------------------------
                                                    Berkeley, California, GO:
                       AAA      Aaa        3,885       Series C, 5.375% due 9/01/2029 (c)                                     3,891
                       AAA      Aaa        2,000       Unified School District, Series I, 5.875% due 8/01/2024 (f)            2,093
                       ------------------------------------------------------------------------------------------------------------
                                                    California Educational Facilities Authority, Revenue
                                                    Refunding Bonds (Occidental College) (d):
                       AAA      Aaa        2,915       5.625% due 10/01/2017                                                  3,035
                       AAA      Aaa        3,000       5.70% due 10/01/2027                                                   3,086
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,445    California HFA, Home Mortgage Revenue Bonds, AMT, Series B,
                                                    6.10% due 2/01/2028 (d)(g)                                                2,513
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,000    California Health Facilities Finance Authority, Insured Health
                                                    Facility Revenue Refunding Bonds (Catholic Healthcare West),
                                                    Series A, 6% due 7/01/2017 (d)                                            2,143
                       ------------------------------------------------------------------------------------------------------------
                                                    California Health Facilities Finance Authority, Revenue
                                                    Refunding Bonds:
                       A1+      VMIG1+       400       (Adventist Hospital), VRDN, Series A, 2.15% due 9/01/2028 (d)(e)         400
                       A1+      VMIG1+     2,100       (Adventist Hospital), VRDN, Series B, 2.10% due 9/01/2028 (d)(e)       2,100
                       AAA      Aaa        1,450       (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                   1,519
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        3,150    California Maritime Infrastructure Authority, Airport Revenue Bonds
                                                    (San Diego Unified Port District Airport), AMT, 5.25%
                                                    due 11/01/2015 (a)                                                        3,164
                       ------------------------------------------------------------------------------------------------------------
                                                    California Pollution Control Financing Authority, PCR,
                                                    Refunding (Pacific Gas and Electric), VRDN (e):
                       A1+      NR*        1,400       Series A, 5% due 12/01/2018                                            1,400
                       A1+      NR*          200       Series D, 2.50% due 11/01/2026                                           200
                       A1+      NR*          800       Series F, 2.75% due 11/01/2026                                           800
                       ------------------------------------------------------------------------------------------------------------
                                                    California State Public Works Board, Lease Revenue Refunding Bonds:
                       AAA      Aaa        1,250       (Department of Corrections), Series B, 5.625% due 11/01/2019 (d)       1,289
                       AAA      Aaa        4,280       (Department of Corrections), Series B, 5% due 9/01/2021 (d)            4,135
                       AAA      Aaa        2,000       (Various University of California Projects), Series A,
                                                       5.40% due 12/01/2016 (a)                                               2,057
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,000    California State, Veterans Bonds, GO, Refunding, AMT, Series
                                                    BH, 5.40% due 12/01/2015 (f)                                              2,033
                       ------------------------------------------------------------------------------------------------------------
                       NR*      VMIG1+       130    California Statewide Communities Development Authority, COP
                                                    (Continuing Care/University Project), VRDN, 2.75%
                                                    due 11/15/2028 (e)                                                          130
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        4,000    Calleguas--Las Virgines, California, Public Financing
                                                    Authority, Installment Purchase Revenue Refunding Bonds
                                                    (Las Virgines Municipal Water District), 5% due 11/01/2023 (f)            3,831
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        1,640    Campbell, California, Unified High School District, GO, 5.70%
                                                    due 8/01/2025 (f)                                                         1,696
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        1,000    Capistrano, California, Unified School District, Community
                                                    Facility District, Special Tax Refunding Bonds (Las Flores),
                                                    Number 92-1, 5% due 9/01/2023 (d)                                           958
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        3,000    Central Coast Water Authority, California, Regional
                                                    Facilities Revenue Refunding Bonds (State Water Project),
                                                    Series A, 5% due 10/01/2022 (a)                                           2,884
                       ------------------------------------------------------------------------------------------------------------
                                                    Escondido, California, COP, Refunding:
                       AAA      Aaa        1,000       Series A, 5.75% due 9/01/2024 (c)                                      1,041
                       AAA      Aaa        5,000       (Wastewater Project), 5.70% due 9/01/2026 (a)                          5,127
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        5,150    Los Angeles, California, Convention and Exhibition Center
                                                    Authority, Lease Revenue Refunding Bonds, Series A,
                                                    5.375% due 8/15/2018 (d)                                                  5,191
                       ------------------------------------------------------------------------------------------------------------
                       NR*      Aa3        2,000    Los Angeles, California, Department of Water and Power,
                                                    Electric Plant Revenue Refunding Bonds, RIB, Series 370,
                                                    6% due 2/15/2024 (b)                                                      2,136
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        1,750    Los Angeles County, California, Metropolitan Transportation
                                                    Authority, Sales Tax Revenue Refunding Bonds, Proposition
                                                    A--First Tier, Senior Series C, 5% due 7/01/2026 (a)                      1,665
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        3,430    Los Angeles County, California, Public Works Financing
                                                    Authority, Lease Revenue Bonds (Multiple Capital Facilities
                                                    Project V), Series B, 5.125% due 12/01/2029 (a)                           3,327
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,000    Metropolitan Water District, Southern California, Waterworks
                                                    Revenue Bonds, Series C,5% due 7/01/2027 (d)                              1,903
                       ------------------------------------------------------------------------------------------------------------
                       AAA      NR*        2,315    Morgan Hill, California, Unified School District, GO, 5.75%
                                                    due 8/01/2019 (c)                                                         2,432
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        3,000    Northern California Power Agency, Public Power Revenue
                                                    Refunding Bonds (Hydroelectric Project Number One), Series A,
                                                    5.125% due 7/01/2023 (d)                                                  2,924
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        6,000    Oakland, California, Alameda County Unified School District,
                                                    GO, Series F, 5.50% due 8/01/2024 (d)                                     6,071
                       ------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund V, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
VRDN  Variable Rate Demand Notes


                                  Pages 4 & 5

                 MuniHoldings California Insured Fund V, Inc., November 30, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                       S&P      Moody's   Face
STATE                Ratings    Ratings  Amount     Issue                                                                     Value
===================================================================================================================================
California             AAA      Aaa      $ 2,500    Oakland, California, GO (Measure 1), 5.85% due 12/15/2022 (c)          $  2,606
(concluded)            ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,700    Pleasanton, California, Unified School District, GO, Series
                                                    D, 5.375% due 8/01/2023 (d)                                               2,709
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        1,000    Roseville, California, Electric System Revenue Bonds, COP,
                                                    5.50% due 2/01/2024 (f)                                                   1,012
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        3,000    San Diego, California, Certificates of Undivided Interest,
                                                    Water Utility Fund, Net System Revenue Bonds, 5% due
                                                    8/01/2021 (c)                                                             2,899
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,000    San Diego, California, Public Facilities Financing Authority,
                                                    Sewer Revenue Bonds, 5% due 5/15/2020 (c)                                 1,935
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,000    San Francisco, California, Bay Area Rapid Transit District,
                                                    Sales Tax Revenue Refunding Bonds, 5% due 7/01/2028 (a)                   1,897
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,500    San Francisco, California, State Building Authority, Lease
                                                    Revenue Bonds (San Francisco Civic Center Complex),
                                                    Series A, 5.25% due 12/01/2016 (a)                                        2,542
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        3,830    San Juan, California, Unified School District, GO, 5.625% due
                                                    8/01/2019 (c)                                                             3,984
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa       10,000    Santa Clara, California, Redevelopment Agency, Tax Allocation
                                                    Bonds (Bayshore North Project), Series A, 5.50% due
                                                    6/01/2023 (a)                                                            10,151
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        1,000    Santa Clara, California, Unified School District, GO, 5.50%
                                                    due 7/01/2020 (c)                                                         1,025
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        5,110    Santa Monica, California, Redevelopment Agency, Tax
                                                    Allocation Bonds (Earthquake Recovery Redevelopment Project),
                                                    6% due 7/01/2029 (a)                                                      5,411
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        3,000    University of California, Revenue Refunding Bonds (Multiple
                                                    Purpose Projects), Series E, 5.125% due 9/01/2020 (d)                     2,958
===================================================================================================================================
Puerto Rico--7.1%      A        Baa1       2,000    Puerto Rico Commonwealth Highway and Transportation
                                                    Authority, Transportation Revenue Bonds, Series B, 6%
                                                    due 7/01/2026 (f)                                                         2,065
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        2,250    Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                                    Series HH, 5.30% due 7/01/2020 (f)                                        2,262
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        1,000    Puerto Rico Municipal Finance Agency Revenue Bonds, Series A,
                                                    5.50% due 7/01/2017 (f)                                                   1,031
                       ------------------------------------------------------------------------------------------------------------
                       AAA      Aaa        3,470    University of Puerto Rico, University Revenue Refunding
                                                    Bonds, Series O, 5.75% due 6/01/2018 (d)                                  3,657
===================================================================================================================================
                       Total Investments (Cost--$122,245)--100.1%                                                           126,378
                       Liabilities in Excess of Other Assets--(0.1%)                                                            (81)
                                                                                                                           --------
                       Net Assets--100.0%                                                                                  $126,297
                                                                                                                           ========
===================================================================================================================================

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2000.
(f)   FSA Insured.
(g)   FHA Insured.
+     Highest short-term rating by Moody's Investors Service, Inc.
*     Not Rated.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                  As of November 30, 2000
=======================================================================================================================
Assets:           Investments, at value (identified cost--$122,245,120)...............                     $126,377,807
                  Cash................................................................                          100,010
                  Receivables:
                     Securities sold..................................................      $ 2,322,473
                     Interest.........................................................        2,256,633       4,579,106
                                                                                            -----------    ------------
                  Total assets........................................................                      131,056,923
                                                                                                           ------------
=======================================================================================================================
Liabilities:      Payables:
                     Securities purchased.............................................        4,565,219
                     Dividends to shareholders........................................          109,603
                     Investment adviser...............................................           28,365       4,703,187
                                                                                            -----------
                  Accrued expenses and other liabilities..............................                           56,847
                                                                                                           ------------
                  Total liabilities...................................................                        4,760,034
                                                                                                           ------------
=======================================================================================================================
Net Assets:       Net assets..........................................................                     $126,296,889
                                                                                                           ============
=======================================================================================================================
Capital:          Capital Stock (200,000,000 shares authorized):
                     Preferred Stock, par value $.10 per share (1,960 shares of AMPS*
                     issued and outstanding at $25,000 per share liquidation
                     preference)......................................................                     $ 49,000,000
                     Common Stock, par value $.10 per share (5,073,679 shares issued
                     and outstanding).................................................      $   507,368
                  Paid-in capital in excess of par....................................       74,818,047
                  Undistributed investment income--net................................          372,016
                  Accumulated realized capital loss on investments--net...............       (2,533,229)
                  Unrealized appreciation on investments--net.........................        4,132,687
                                                                                            -----------
                  Total--Equivalent to $15.23 net asset value per share of Common
                  Stock market price--$13.75)......................................                          77,296,889
                                                                                                           ------------
                  Total capital.......................................................                     $126,296,889
                                                                                                           ============
=======================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                  Pages 6 & 7

                 MuniHoldings California Insured Fund V, Inc., November 30, 2000

STATEMENT OF OPERATIONS

                    For the Six Months Ended November 30, 2000
=======================================================================================================================
Investment          Interest and amortization of premium and discount earned.............                   $ 3,355,786
Income:
=======================================================================================================================
Expenses:           Investment advisory fees.............................................    $    341,391
                    Commission fees......................................................          61,865
                    Accounting services..................................................          36,473
                    Professional fees....................................................          29,428
                    Transfer agent fees..................................................          14,836
                    Directors' fees and expenses.........................................          13,387
                    Printing and shareholder reports.....................................           9,192
                    Listing fees.........................................................           8,045
                    Custodian fees.......................................................           3,634
                    Pricing fees.........................................................           3,175
                    Other................................................................           5,928
                                                                                             ------------
                    Total expenses before reimbursement..................................         527,354
                    Reimbursement of expenses............................................        (135,988)
                                                                                             ------------
                    Total expenses after reimbursement...................................                       391,366
                                                                                                            -----------
                    Investment income--net ..............................................                     2,964,420
                                                                                                            -----------
=======================================================================================================================
Realized & Unreal-  Realized gain on investments--net....................................                     1,247,621
ized Gain on        Change in unrealized appreciation/depreciation on investments--net...                     7,304,155
Investments--Net:                                                                                           -----------
                    Net Increase in Net Assets Resulting from Operations.................                   $11,516,196
                                                                                                            ===========
=======================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      For the Six     For the Period
                                                                                                      Months Ended    July 23, 1999+
                                                                                                      November 30,       to May 31,
                  Increase (Decrease) in Net Assets:                                                      2000              2000
===================================================================================================================================
Operations:       Investment income--net .........................................................   $   2,964,420    $   5,114,019
                  Realized gain (loss) on investments--net .......................................       1,247,621       (3,780,850)
                  Change in unrealized appreciation/depreciation on investments--net .............       7,304,155       (3,171,468)
                                                                                                     -------------    -------------
                  Net increase (decrease) in net assets resulting from operations ................      11,516,196       (1,838,299)
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends to      Investment income--net:
Shareholders:       Common Stock .................................................................      (2,160,900)      (3,299,523)
                    Preferred Stock ..............................................................        (824,611)      (1,421,389)
                                                                                                     -------------    -------------
                  Net decrease in net assets resulting from dividends to shareholders ............      (2,985,511)      (4,720,912)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Stock     Proceeds from issuance of Common Stock .........................................              --       75,882,570
Transactions:     Proceeds from issuance of Preferred Stock ......................................              --       49,000,000
                  Offering costs resulting from the issuance of Common Stock .....................              --         (261,272)
                  Offering and underwriting costs resulting from the issuance of Preferred Stock .              --         (512,122)
                  Value of shares issued to Common Stock shareholders in reinvestment of dividends         116,234               --
                                                                                                     -------------    -------------
                  Net increase in net assets derived from capital stock transactions .............         116,234      124,109,176
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:       Total increase in net assets ...................................................       8,646,919      117,549,965
                  Beginning of period ............................................................     117,649,970          100,005
                                                                                                     -------------    -------------
                  End of period* .................................................................   $ 126,296,889    $ 117,649,970
                                                                                                     =============    =============
===================================================================================================================================
                 *Undistributed investment income--net ...........................................   $     372,016    $     393,107
                                                                                                     =============    =============
===================================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                  Pages 8 & 9

                 MuniHoldings California Insured Fund V, Inc., November 30, 2000

FINANCIAL HIGHLIGHTS

                          The following per share data and ratios have been derived                For the Six     For the Period
                          from information provided in the financial statements.                   Months Ended    July 23, 1999+
                                                                                                   November 30,      to May 31,
                          Increase (Decrease) in Net Asset Value:                                      2000             2000
===============================================================================================================================
Per Share                 Net asset value, beginning of period ..................................   $    13.55       $    15.00
Operating                                                                                           ----------       ----------
Performance:              Investment income--net ................................................          .59             1.01
                          Realized and unrealized gain (loss) on investments--net ...............         1.68            (1.38)
                                                                                                    ----------       ----------
                          Total from investment operations ......................................         2.27             (.37)
                                                                                                    ----------       ----------
                          Less dividends to Common Stock shareholders from investment income--net         (.43)            (.65)
                                                                                                    ----------       ----------
                          Capital charge resulting from issuance of Common Stock ................           --             (.05)
                                                                                                    ----------       ----------
                          Effect of Preferred Stock activity:
                           Dividends to Preferred Stock shareholders:
                              Investment income--net ............................................         (.16)            (.28)
                            Capital charge resulting from issuance of Preferred Stock ...........           --             (.10)
                                                                                                    ----------       ----------
                          Total effect of Preferred Stock activity ..............................         (.16)            (.38)
                                                                                                    ----------       ----------
                          Net asset value, end of period ........................................   $    15.23       $    13.55
                                                                                                    ==========       ==========
                          Market price per share, end of period .................................   $    13.75       $    13.25
                                                                                                    ==========       ==========
===============================================================================================================================
Total Investment          Based on market price per share .......................................         6.97%@          (7.12%)@
Return:**                                                                                           ==========       ==========
                          Based on net asset value per share ....................................        15.86%@          (5.01%)@
                                                                                                    ==========       ==========
===============================================================================================================================
Ratios Based on           Total expenses, net of reimbursement*** ...............................         1.04%*            .80%*
Average Net Assets                                                                                  ==========       ==========
Of Common Stock:          Total expenses*** .....................................................         1.41%*           1.35%*
                                                                                                    ==========       ==========
                          Total investment income--net*** .......................................         7.90%*           8.55%*
                                                                                                    ==========       ==========
                          Amount of dividends to Preferred Stock shareholders ...................         2.20%*           2.38%*
                                                                                                    ==========       ==========
                          Investment income--net, to Common Stock shareholders ..................         5.70%*           6.17%*
                                                                                                    ==========       ==========
===============================================================================================================================
Ratios Based on           Total expenses, net of reimbursement ..................................          .63%*            .49%*
Total Average                                                                                       ==========       ==========
Net Assets:***+++         Total expenses ........................................................          .85%*            .82%*
                                                                                                    ==========       ==========
                          Total investment income--net ..........................................         4.78%*           5.18%*
                                                                                                    ==========       ==========
===============================================================================================================================
Ratios Based on           Dividends to Preferred Stock shareholders .............................         3.36%*           3.65%*
Average Net Assets                                                                                  ==========       ==========
Of Preferred Stock:
===============================================================================================================================
Supplemental Data:       Net assets, net of Preferred Stock, end of period (in thousands) ......    $   77,297       $   68,650
                                                                                                    ==========       ==========
                          Preferred Stock outstanding, end of period (in thousands) .............   $   49,000       $   49,000
                                                                                                    ==========       ==========
                          Portfolio turnover ....................................................        44.94%           78.42%
                                                                                                    ==========       ==========
===============================================================================================================================
Leverage:                 Asset coverage per $1,000 .............................................   $    2,577       $    2,401
                                                                                                    ==========       ==========
===============================================================================================================================
Dividends Per             Investment income--net ................................................   $      421       $      725
Share on Preferred                                                                                  ==========       ==========
Stock Outstanding:++
===============================================================================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Commencement of operations.
++    The Fund's Preferred Stock was issued on August 16, 1999.
+++   Includes Common and Preferred Stock average net assets.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                                 Pages 10 & 11

                 MuniHoldings California Insured Fund V, Inc., November 30, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund V, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CAF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the six months ended November 30, 2000, FAM earned fees of $341,391, of which $135,988 was waived.

During the period July 23, 1999 to May 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $367,500 in connection with the issuance of the Fund's Preferred Stock.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2000 were $52,612,559 and $53,558,975, respectively.

Net realized gains for the six months ended November 30, 2000 and net unrealized gains as of November 30, 2000 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ....................         $1,247,621         $4,132,687
                                                   ----------         ----------
Total ....................................         $1,247,621         $4,132,687
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of November 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $4,132,687, all of which is related to appreciated securities. The aggregate cost of investments at November 30, 2000 for Federal income tax purposes was $122,245,120.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended November 30, 2000 increased by 8,174 from dividend reinvestment and for the period July 23, 1999 to May 31, 2000 increased by 5,058,838 from shares sold.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 2000 was 3.00%.

In connection with the offering of AMPS, the Board of Directors has reclassified 1,960 shares of unissued capital stock as


                                 Pages 12 & 13

                 MuniHoldings California Insured Fund V, Inc., November 30, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

AMPS. Shares issued and outstanding during the six months ended November 30, 2000 remained constant and for the period July 23, 1999 to May 31, 2000 increased by 1,960 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended November 30, 2000, MLPF&S, an affiliate of FAM, earned $30,652 as commissions.

5. Capital Loss Carryfoward:

At May 31, 2000, the Fund had a net capital loss carryfoward of approximately $620,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On September 7, 2000, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby MuniHoldings California Insured Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of MuniHoldings California Insured Fund, Inc. These Funds are registered, non-diversified, closed-end management investment companies. Both entities have a similar investment objective and are managed by FAM.

7. Subsequent Event:

On December 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065513 per share, payable on December 28, 2000 to shareholders of record as of December 20, 2000.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 2000 were as follows:

-------------------------------------------------------------------------------
                                                                   Percent of
S&P Rating/Moody's Rating                                          Net Assets
-------------------------------------------------------------------------------
AAA/Aaa ............................................................  92.8%
AA/Aa ..............................................................   1.7
A/A ................................................................   1.6
Other+ .............................................................   4.0
-------------------------------------------------------------------------------

+     Temporary investment in short-term securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniHoldings California Insured Fund V, Inc. has recently retired. The Fund's Board of Director wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

CAF


                                 Pages 14 & 15

MuniHoldings California Insured Fund V, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund V, Inc. for their information. It is not a prospectus. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund V, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         MHCAI5--11/00

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